UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 10, 2026
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2225 Lawson Lane
Santa Clara, California 95054
(Address of principal executive offices and Zip Code)
(408) 501-8550
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2026, the Board of Directors of ServiceNow, Inc. (the “Company”) appointed Danielle Fontaine as the Company’s Chief Accounting Officer and Corporate Controller, effective February 17, 2026. Kevin McBride, the Company’s former Chief Accounting Officer effective February 17, 2026, has been promoted to Executive Vice President, Accounting and Corporate Services, assuming new responsibilities. Prior to Ms. Fontaine’s appointment, she served as the Company’s Assistant Controller since September 2021. Before that, she held roles in Technical Accounting and Corporate Accounting at Alphabet, Inc. from January 2017 to September 2021 and served as an industry fellow at the Financial Accounting Standards Board. From October 2007 to January 2017, Ms. Fontaine held progressive controllership roles at Gap, Inc. and began her career in public accounting at Ernst & Young, LLP. Ms. Fontaine holds a Bachelor of Science in Commerce degree and a Master of Business Administration degree from Santa Clara University.

In connection with her appointment, Ms. Fontaine will receive an annual base salary of $420,000, a target annual cash bonus opportunity of 40% of base salary, and a $1,250,000 restricted stock unit (“RSU”) award. Her RSU award will vest in equal quarterly installments over four years, subject to Ms. Fontaine’s continued employment with the Company.

There are no arrangements or understandings between Ms. Fontaine and any other persons, pursuant to which she was appointed as Chief Accounting Officer. There are no family relationships among Ms. Fontaine and any of the Company’s directors or executive officers. Ms. Fontaine is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Fontaine executed the Company’s standard form of indemnification agreement for officers, filed with the SEC as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Hossein Nowbar
Hossein Nowbar President and Chief Legal Officer

Date: February 11, 2026